ALPHA WASTEWATER INC. FUNDING AGREEMENT

This agreement dated this 9th day of July, 2010, by and between:

Alpha Wastewater Inc., a Nevada USA Corporation located at 9160 Diamond Rd., Richmond, BC, Canada V7E 1P3

                       (ALPHA)

And

Weibiao Xu and associates, a Republic of China, Funding Group, located at 68#101 Baodao Liyuan Kunshan Jiangsu Province, China                                                                           (CFG)

Whereas, ALPHA is desirous of raising a primary offering of three million dollars SD (USD$3,000,000)

for the purpose of buying out the world rights of Alpha Wastewater Inc’s Ecofluid technology and launching the Chinese market and CFG is desirous of investing such capital under the following terms and conditions:

1. This agreement shall be executed on or before July 15th, 2010;

2. The total number of shares to be issued to the said members of the CFG group shall be 8,133,334 shares gross;

3. The first tranche of financing shall be one million two hundred thousand dollars USD (USD$1,200,000)

at a purchase price of $0.25 USD equaling four million eight hundred thousand (4,800,000) common shares of Alpha Wastewater Inc. a public corporation, which will be funded on or before November 10th, 2010;

4. At CFG’s option, the second tranche of financing shall be one million dollars USD (USD$1,000,000) at a purchase price of not less than $0.30 USD equaling three million three hundred third three thousand and three hundred third four (3,333,334) common shares of Alpha Wastewater Inc., a public corporation, which will be funded on or before November 30th, 2010, or such option shall be null and void.

The parties to this agreement shall act with integrity and display the highest degree of business ethics in regard to this agreement and its terms.

All terms and conditions in this agreement are final.

This agreement executed in Richmond, BC, Canada by the authority vested in each party on this 12th day of July, 2010.

1

(SIGNATURE PAGE)

/s/Weibiao Xu____________

________________________

CFG Group: Weibiao Xu

Witness

/s/Brian Hauff____________

________________________

Alpha Wastewater Inc.

Witness

Brian Hauff President

2

Addendum to the July 15, 2010 Alpha Wastewater Inc.

Funding Agreement

This addendum dated this 18th day of October, 2010 by and between:

Alpha Wastewater Inc., Aka Silicon South Inc. Pubco,  a Nevada Corporation located at 9160 Diamond Rd., Richmond, BC, Canada V7E 1P3                                             (ALPHA)

And

Weibiao Xu and Associates, a Republic of China funding group, located at 68 #101 Baodao Liyuan Kunshan, Jangsu Province, China.                                                                  (CFG)

Whereas, under the Alpha Wastewater Funding Agreement, the GOING PUBLIC date has been delayed due to the acquisition of the Silicon South Public Shell for reverse merger and audit work required by the SEC.  The following terms and conditions shall form part of the July 15, 2010 Alpha Wastewater Inc. Funding Agreement:

A. ALL SHARES ISSUED TO ‘CFG’ SHALL BE ISSUED BY THE ISSUER SILICON SOUTH INC./ALPHA WASTEWATER INC.

SYMBOL-SSOU-OB/CIK-0001093928/SIC CODE-6670 (NAME CHANGE TO ALPHA IN 30 DAYS)

1.

One million US dollars (USD$1,000,000) shall be held in Trust by the Alpha Pubco to be used for the acquisition of the parent company Ecofluid Systems Inc.;

2.

Two hundred thousand ($2,000,000 USD) US dollars shall be used for administrative purposes;

3.

One board position will be made available for CFG as appointed.

Brian L. Hauff, President

Weibiao Xu, Director

Alpha Wastewater Inc.

CFG Group

/s/Brian Hauff____________

/s/Weibiao Xu____________

1

PROMISSORY NOTE

For Value Received, Alpha Wastewater Inc Promises to pay to the order of China Funding Group, the sum of Two Hundred thousand

($2,000,000) US$ or before the 31st day of June, 2011.

This Promissory note shall bear no interest, unsecured and due on demand.

This Promissory Note executed in Richmond, BC., Canada between the lender and the borrower this 10th day of November 2010.

/s/Xu, Weibiao ____________

/s/Brian L. Hauff____________

Lender: China Funding Group

Borrower: Alpha Wastewater, Inc.

XU, Weibiao, President

Brian L. Hauff, President